UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024 (March 12, 2024)

Odyssey Semiconductor Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-234741	84-1766761
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9 Brown Road
Ithaca, NY 14850
(Address of Principal Executive Offices)

Registrant’s telephone number including area code: (607) 351-9768

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 1.01	Entry Into a Material Definitive Agreement.

On March 12, 2024, Odyssey Semiconductor Technologies, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Odyssey Semiconductor, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Seller”), JR2J, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Seller (“JR2J”, together with the Seller and the Company, the “Seller Parties”), and a large semiconductor company (“Buyer”). Pursuant to the Asset Purchase Agreement and subject to the satisfaction or waiver of certain conditions and limitation provided therein, including the Go-Shop Provisions noted below, the Seller Parties will sell, transfer and assign substantially all of their asset to the Buyer.

The parties to the Asset Purchase Agreement have agreed, and the board of directors of the Company (the “Board”) has determined, that the Buyer’s name will be withheld as confidential for a period beginning on the date of the Asset Purchase Agreement and continuing for 20 calendar days until 11:59 p.m. EST, April 1, 2024 (such period, the “Go-ShopPeriod”), while the Board carry out its obligations under the Go-Shop Provisions.

Pursuant to the Asset Purchase Agreement, subject to the satisfaction or waiver of certain conditions and limitation provided therein, (x) the Seller Parties agree to sell, transfer, and assign substantially all of right, title, and interest in substantially all the asset of the Seller Parties, including all of Seller Parties’ business equipment, registered and non-registered intellectual property, all material employee confidential information and invention, and all claims, rights, offsets, defenses or other interests arising from such asset, to the Buyer (together with all transactions contemplated in the Asset Purchase Agreement, the “Asset Sales”), (y) and the Buyer, in exchange, agrees to pay the Seller $9,520,000 in cash (the “Asset Sales Consideration”).

“Go-Shop” Provisions

Pursuant to the terms of a “go-shop” provision in the Asset Purchase Agreement, during the Go-Shop Period, the Company may (i) solicit, initiate or facilitate the making of alternative acquisition proposals from third parties; (ii) subject to the execution of certain permitted confidentiality agreement, provide non-public information to third parties in connection with alternative acquisition proposals; and (iii) participate in discussions and negotiations with third parties regarding alternative acquisition proposals. After the Go-Shop Period, the Company has agreed not to (i) solicit, initiate or knowingly encourage inquiries or proposals relating to alternative acquisition transactions or (ii) subject to certain exceptions, engage in discussions or negotiations regarding, or provide any non-public information in connection with, alternative acquisition proposals.

In the case that a bona fide acquisition proposal, whether solicited or otherwise, has been received by the Seller Parties, and the Seller Parties determine that it is in the best interests of the Seller Parties to accept such acquisition proposal as a “superior proposal”, the Seller Parties shall provide at least 4 business days of notice to the Buyer, and shall engage in good faith negotiation for at least 5 business days and allow Buyer to match such acquisition proposal, before the Seller Parties may terminate the Asset Purchase Agreement as described below.

Representations, Warranties and Covenants

The Seller and the Company have each agreed to customary representations, warranties and covenants in the Asset Purchase Agreement (with exceptions set forth in the Company disclosure schedules to the Asset Purchase Agreement), including, among others relating to: (a) organization and good standing; (b) authorization, execution, delivery and enforceability of the Asset Purchase Agreement and other transaction documents; (c) non-contravention; (d) required consents and approvals; (e) compliance with laws, including anti-corruption laws; (f) no pending or threatened litigation; (g) title to and sufficiency of assets; (h) no undisclosed liabilities; (i) licenses and permits; (j) material contract; (k) affiliated transactions; (l) employees and benefits; (m) brokers’ fees; (n) intellectual property and information technology matters; (o) personal data and cybersecurity; (p) files and records; (q) tax matters; and (r) other customary representations and warranties.

The Seller Parties and their affiliates have further agreed to (i) provide Buyer with reasonable access to employees and their employment information, although Buyer shall not be obligated to offer employment opportunities except with regard to key employees of the Seller Parties; (ii) for a period five years from the closing of the Asset Sales or when Seller is dissolved, whichever is earlier, directly or indirectly operate, acquire, establish or be connected with a competing business with the Buyer, solicit, recruit or hire employees of Buyers, or otherwise solicit or recruit customers of the Buyer, provided that the Seller Parties may acquire less than 2% of outstanding securities of a competing business.

In addition, the Company has agreed that, subject to certain exceptions, its board of directors (the “Board”) will recommend the approval of the Asset Purchase Agreement by its stockholders.

The Buyer has agreed to customary representations and warranties in the Asset Purchase Agreement (with exceptions set forth in the Company disclosure schedules to the Asset Purchase Agreement), including, among others relating to: (a) organization and good standing; (b) authorization, execution, delivery and enforceability of the Asset Purchase Agreement and other transaction documents; (c) non-contravention; (d) no government authorities or consent needed; (e) litigation matters; (f) sufficiency of funds for effecting the Asset Sales; (g) brokers’ fees; (h) independent evaluation of the transactions.

Closing Conditions

The Asset Sales shall be closed on or around July 1, 2024, but no later than July 10, 2024 (the “Closing Date”), subject to the satisfactions of certain conditions, including (i) the approval of the Asset Purchase Agreement, the Asset Sales and other related matters by the stockholders of the Company, (ii) the deliveries of the assets acquired under the Asset Sales, including necessary assignments, assumptions, transfer, conveyance or otherwise; (iii) a Phase 1 Environmental Site Assessment (ESA) , (iii) the receipt of authorizations and consents from relevant third parties regarding certain assets; and (vi) other customary conditions.

Termination

The Seller or the Buyer may terminate the Asset Purchase Agreement by mutual consent prior to the Closing Date. One of the Seller, the Company or the Buyer may terminate the Asset Purchase Agreement if, among certain other circumstances, (i) the Asset Sale has not become effective on or before the Closing Date, except if the breach of the Asset Purchase Agreement by the terminating party is the proximate cause of such delay; (ii) the Company’s stockholders fail to approve the Asset Purchase Agreement; or (iii) if the Asset Sales is enjoined or otherwise prohibited by a government entity or order, except if the breach of the Asset Purchase Agreement by the terminating party is the proximate cause of such enjoinment or prohibition.

In addition, the Company may terminate the Asset Purchase Agreement under certain other circumstances, including to allow the Company to enter into a definitive agreement for an alternative acquisition proposal that constitutes a “superior proposal”, provided that the relevant conditions provided in the “Go-Shop” Provisions are satisfied. In the case that the Company terminates the Asset Purchase Agreement under the “Go-Shop” Provisions, the Seller shall pay a termination fee of (i) the higher of (x) four percent (4%) of the offered purchase price from the third party, or (y) reimbursement of Buyer’s out of pocket expenses not to exceed $500,000, or (ii) two percent (2%) of the offered purchase price from the third party, if the Asset Purchase Agreement is terminated within the Go-Shop Period.

The Buyer may terminate the Asset Purchase Agreement for cause prior to the Closing Date, if (i) there is a material adverse event, (ii) if there is a breach by the Seller, or (iii) if the representations or warranties of the Seller have become untrue or incorrect following the execution of the Asset Purchase Agreement and such breach has not been cured or curable prior to 3 business days before the Closing Date or otherwise within 30 days of notice of such breach, whichever is earlier.

The Buyer may also terminate the Asset Purchase Agreement without cause at any time prior to the Closing Date, provided that the Seller may be paid for a termination fee of $1,500,000.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties, and covenants of the Company contained in the Asset Purchase Agreement have been made solely for the benefit of the parties to the Asset Purchase Agreement. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Asset Purchase Agreement; (ii) have been qualified by matters disclosed in certain documents filed with the Securities and Exchange Commission (the “SEC”) and confidential disclosures made to the parties in connection with the Asset Purchase Agreement negotiations; (iii) are subject to materiality qualifications contained in the Asset Purchase Agreement that may differ from what may be viewed as material by investors; (iv) were made only as of the date of the Asset Purchase Agreement or such other date as is specified in the Asset Purchase Agreement; and (v) have been included in the Asset Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Asset Purchase Agreement is attached to this Current Report on Form 8-K to provide the Company’s stockholders with information regarding the terms of the Asset Purchase Agreement and is not intended to modify or supplement any factual disclosures about the Company in the Company’s public reports filed with the SEC. In particular, the Asset Purchase Agreement and this summary of terms are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to the Company or the Seller Parties. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Asset Purchase Agreement should not be read as a stand-alone document, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, 10-Q and other documents that the Company files or has filed with the SEC.

In connection with the transaction described herein, the Company will file a copy of the Asset Purchase Agreement and other relevant materials with the Securities and Exchange Commission (the “SEC”) and will prepare and mail a proxy statement to the registered stockholders of the Company (the “Proxy Statement”). The Proxy Statement and a proxy card will be mailed to stockholders as of a record date to be established for voting at the stockholders’ meeting of the Company relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Proxy Statement and proxy card without charge from the Company.

Forward-looking Statements

This report contains disclosures, which may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should” or the negative versions of those words or other comparable words. Forward-looking statements do not relate solely to historical or current facts, rather they are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. These statements are not guarantees of future performance. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Company’s future financial condition and results.

Various forward-looking statements in this report relate to the proposed Asset Sales. Important transaction-related and other risk factors that may cause these forward-looking statements to differ include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement; (ii) the completion of the Asset Sales on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Asset Sales; (iii) significant transaction costs associated with the Asset Sales; (iv) potential litigation relating to the Asset Sales, including the effects of any outcomes related thereto; and (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Asset Sales.

Additional risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2022 filed with the SEC and subsequent filings with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect subsequent circumstances or events.

Important Additional Information and Where to Find It

This report is being issued in connection with the proposed Asset Sales of the Company., The Company does not intend to file the Proxy Statement with the SEC , as its securities are not registered under Section 12 of the Securities Exchange Act of 1934. The Proxy Statement (if and when available) will be mailed to the Company’s stockholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, and is not a substitute for the Proxy Statement or any document that the Company may file with the SEC.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE ASSET SALES THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE SELLER PARTIES AND THE ASSET SALES DESCRIBED HEREIN.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Asset Sales. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Asset Sales, by security holdings or otherwise, will be set forth in the Proxy Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1*	Asset Purchase Agreement, dated March 12, 2024, by and among the Company, Seller, JR2J, and Buyer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odyssey Semiconductor Technologies, Inc.

March 15, 2024	By:	/s/ Rick Brown
	Name:	Rick Brown
	Title:	Chief Executive Officer